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                                                                   EXHIBIT 10.37

                 SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT


               This SECOND AMENDMENT dated as of April 15, 1999 (this "Amendment") to SECURITIES PURCHASE AGREEMENT dated as of August 31, 1998 (as amended by the Consent and Amendment dated as of December 31, 1998 and as the same may further be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") among Nextera Enterprises, Inc. (the "Company"), Knowledge Universe, Inc. ("KU") and Nextera Funding, Inc. (the "Purchaser").

                               W I T N E S S E T H:

               WHEREAS, the Company has requested the Purchaser to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein;

               NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

               Section 1. Defined Terms. Terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement.

               Section 2. Amendment. Notwithstanding anything to the contrary set forth in the Financing Documents, Section 1.1 of the Purchase Agreement is hereby amended by changing the definition of "Maturity Date" from "April 30, 1999" to "May 31, 1999" for all purposes of such agreements.

               Section 3. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which all parties hereto have duly executed and delivered this Amendment.

               Section 4. Representations and Warranties. The Company hereby represents and warrants that (a) each of the representations and warranties made by the Company in the Financing Documents is true and correct as of the Effective Date, before and after giving effect to this Amendment, as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true




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and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                Section 5. Miscellaneous.

                         (a) No Other Amendment; Continuing Effect. Except as
expressly amended hereby, all of the terms and provisions of the Financing Documents are and shall remain in full force and effect.

                         (b) Expenses. The Company agrees to pay and reimburse
Purchaser for all of its costs and expenses of legal counsel in connection with this Amendment.

                         (c) Counterparts. This Amendment may be executed in any
number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                         (d) New York Law; Submission to Jurisdiction; Waiver of
Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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                         (e) Headings Descriptive. The headings of the several
Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

                         (f) Severability. In case any provision in or
obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                         (g) No Waiver, Cumulative Remedies. No failure or delay
or course of dealing on the part of Purchaser in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.




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               IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                 NEXTERA ENTERPRISES, INC.

                                 By:   /s/ Stanley E. Maron
                                    -------------------------------------
                                 Name:  Stanley E. Maron
                                 Title:  Secretary

                                 KNOWLEDGE UNIVERSE, INC.

                                 By:   /s/ Stanley E. Maron
                                    -------------------------------------
                                 Name:  Stanley E. Maron
                                 Title:  Secretary

                                 NEXTERA FUNDING, INC.

                                 By:   /s/ Cameron Fleming
                                    -------------------------------------
                                 Name:  Cameron Fleming
                                 Title: Vice President




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